(Multicurrency—Cross Border)

ISDA®
International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of July 30, 2007.

GOLDMAN SACHS MITSUI MARINE DERIVATIVE PRODUCTS, L.P.	and
WELLS FARGO BANK, NATIONAL
ASSOCIATION, not in its individual capacity
but solely as Securities Administrator on
behalf of the Supplemental Interest Trust with
respect to the GSAA Home Equity Trust 2007-
8 Asset-Backed Certificates, Series 2007-8

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1.	Interpretation

(a)  Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)  Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)  Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.	Obligations

(a)	General Conditions.

(i)  Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)  Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)  Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright © 1992 by International Swap Dealers Association, Inc.

(b)           Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)           Netting. If on any date amounts would otherwise be payable:—

(i)       in the same currency; and

(ii)       in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)           Deduction or Withholding for Tax.

(i)       Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)                promptly notify the other party (“Y”) of such requirement;

(2)                pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)                promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)                if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A)          the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)          the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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(ii)       Liability. If: —

(1)                X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)                X does not so deduct or withhold; and

(3)                a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)           Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect o-f the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.	Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)           Basic Representations.

(i)       Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)       Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)           No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)           Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in lull force and effect and all conditions of any such consents have been complied with; and

(v)       Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)           Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)           Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)           Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)           Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)           Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.	Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a)           Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)       any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)       any other documents specified in the Schedule or any Confirmation; and

(iii)           upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)           Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)           Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or an Credit Support Document to which it is a party.

(d)           Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

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(e)           Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.	Events of Default and Termination Events

(a)           Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i)       Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)      Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)     Credit Support Default.

(1)                Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)                the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)                the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of such Credit Support Document;

(iv)     Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)      Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)     Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such

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party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)    Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:—

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)   Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:—

(1)                the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)                the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)           Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i)       Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it

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becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1)                to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)                to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)       Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)      Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)      Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)       Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)           Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.	Early Termination

(a)           Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)           Right to Terminate Following Termination Event.

(i)       Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)      Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)     Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)     Right to Terminate. If: —

(1)                a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)                an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

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(c)           Effect of Designation.

(i)       If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)      Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)           Calculations.

(i)       Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)      Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)           Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)       Events of Default. If the Early Termination Date results from an Event of Default: —

(1)                First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)                First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-Defaulting Party’s Loss in respect of this Agreement.

(3)                Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number,

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the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4)                Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)       Termination Events. If the Early Termination Date results from a Termination Event: —

(1)                One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)                Two Affected Parties. If there are two Affected Parties: —

(A)          if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)          if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)           Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv)           Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

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7.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a)           a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)           a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.	Contractual Currency

(a)           Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)           Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)           Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)           Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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9.	Miscellaneous

(a)           Entire Agreement. This Agreement constitutes the entire Agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)           Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)           Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)           Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)           Counterparts and Confirmations.

(i)       This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii)       The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)           No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)           Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.	Offices; Multibranch Parties

(a)           If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)           Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)           If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement

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and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.	Notices

(a)           Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i)       if in writing and delivered in person or by courier, on the date it is delivered;

(ii)       if sent by telex, on the date the recipient’s answerback is received;

(iii)           if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)           if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)       if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)           Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.	Governing Law and Jurisdiction

(a)           Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)           Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i)       submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)       waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)           Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days

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appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)           Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.	Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)           in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)           in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)           in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)           in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

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“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the ease of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except so as to avoid duplication, if Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with a respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the

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occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such determination as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) its relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a)           the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)           such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

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“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either ease) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each ease together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual

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number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

GOLDMAN SACHS MITSUI MARINE DERIVATIVE PRODUCTS, L.P.
WELLS FARGO BANK, NATIONAL
ASSOCIATION, not in its individual capacity but
solely as Securities Administrator on behalf of the
Supplemental Interest Trust with respect to the
GSAA Home Equity Trust 2007-8 Asset-Backed
Certificates, Series 2007-8

By: GSMMDPGP, Inc. General Partner By: /s/ Susan Rudor Name: Susan Rudor Title: Vice President Date: July 30 , 2007	By: /s/ Martin Reed Name: Martin Reed Title: Vice President Date: July 30, 2007

18

EXECUTION COPY

SCHEDULE

to the

MASTER AGREEMENT

dated as of July 30, 2007
between

GOLDMAN SACHS MITSUI MARINE DERIVATIVE PRODUCTS, L.P.
a limited partnership organized
under the laws of Delaware
(“Party A”),
and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities
Administrator on behalf of the Supplemental
Interest Trust with respect to the GSAA
Home Equity Trust 2007-8 Asset-Backed
Certificates Series, 2007-8
(“Party B”).

Part 1.  Termination Provisions.

(a)           “Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not Applicable.
Section 5(a)(vi), Not Applicable.
Section 5(a)(vii), Not Applicable.
Section 5(b)(iv), Not Applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v), Not Applicable.
Section 5(a)(vi), Not Applicable.
Section 5(a)(vii), Not Applicable.
Section 5(b)(iv), Not Applicable.

(b)           “Specified Transaction” shall have the meaning specified in Section 14 of this Agreement.

(c)           The “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to Party A or Party B.

(d)           The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

(e)           The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A or Party B.

(f)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(g)	With respect to Party B only, Section 5(a)(vii)(2) is hereby amended as follows:

“(2) becomes insolvent or is unable to pay its debts (other than payments due to holders of its subordinate certificates) or fails or admits in writing its inability generally to pay its debts (other than payments to holders of its subordinate certificates) as they become due”

(h)	The “Merger without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(i)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(j)	The “Automatic Early Termination” provisions of Section 6(a) will not apply to Party A or Party B.

(k)	Payments on Early Termination. For the purpose of Section 6(e):

(i)           Market Quotation will apply.

(ii)          The Second Method will apply.

(l)	"Termination Currency" means U.S. Dollars.

(m)	The “Additional Termination Event” provisions of Section 5(b)(v) will apply as set forth in Part 5(m) hereof.

(n)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A or Party B.

(o)	The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A and will not apply to Party B.

(p)	The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will not apply to Party B.

Part 2.  Tax Representations.

(a)           Payer Representations.  For purposes of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on subclause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Party A Payee Representations.  For the purpose of Section 3(f) of this Agreement, Party A makes the following  representations:

(i)	It is a “U.S. payee” within the meaning of Treasury Regulation Section 1.1441-5(b).

(ii)	It is a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

Party B Payee Representations.  For the purpose of Section 3(f) of this Agreement, Party B makes the following representation:

(i)	It is a trust created under an agreement governed by New York law.

Part 3.  Agreement to Deliver Documents.

For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable:

(a)           Tax forms, documents, or certificates to be delivered are:

Party A agrees to complete, execute, and deliver to Party B, United States Internal Revenue Service Form W-9 or any successor of such form: (i) on a date which is before the first scheduled payment date under this Agreement; (ii) promptly upon reasonable demand by Party B; and (iii) promptly upon learning that any such forms previously provided by Party A has become obsolete or incorrect.

Party B agrees to complete, execute, and deliver to Party A, United States Internal Revenue Service Form W-9 or any successor of such forms: (i) on a date which is before the first scheduled payment date under this Agreement; (ii) promptly upon reasonable demand by Party A; and (iii) promptly upon learning that any such forms previously provided by Party B has become obsolete or incorrect.

(b)           Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to bedelivered	Covered by Section 3(d) Representation
Party A	Power of Attorney with respect to Party A	At execution of this Agreement	Yes

Party A
Support Agreement dated as of October 8, 1993 among Party A, Mitsui Marine and Fire Insurance Co., Ltd. ("Mitsui Marine"), and The Goldman Sachs Group, Inc.
("Goldman Group") (the "Support Agreement") accompanied by a certificate of an authorized officer of Party A, certifying that it is a true, complete and correct copy of the original Support Agreement
		At execution of this Agreement	Yes
Party A

Guaranty dated as of December 20, 2000 between Mitsui Marine and Goldman Group (the "Guaranty"), accompanied by a certificate certifying that it is a true, complete and correct copy of the original Guaranty
		At execution of this Agreement	Yes

Party A	Most recently prepared annual balance sheet of Party A	As soon as possible following request of Party B	Yes

Party A	Legal opinions with respect to Party A	At execution of this Agreement	No

Party B
Incumbency certificate or other documents evidencing the authority, incumbency and specimen signature of each person executing this Agreement, any Credit Support Document or any Confirmation, as the case may be.
		At execution of this Agreement	Yes

Party B	Servicer Remittance Reports	Promptly upon becoming available	Yes

Party B	Legal opinion with respect to Party B	At execution of this Agreement	No

Party B
An executed copy of the Master Servicing and Trust Agreement, dated as of July 1, 2007, (the "Trust Agreement") among, inter alia, GS Mortgage Securities Corp., as depositor, and Wells Fargo Bank, National Association, as master servicer and securities administrator.
		Within 30 days after the date of this Agreement	No

Part 4.  Miscellaneous.

(a)           Addresses for Notices.  For the purpose of Section 12(a):  Address for notices or communications to Party A:

Address:	85 Broad Street New York, New York 10004 U.S.A.
Attention:	Swap Administration
Telex No.:	421344
Answerback:	GOLSAX
Facsimile No.:	(212) 902-0996
Telephone No.:	(212) 902-1000
Electronic Messaging System Details:	None

With a copy to:

Address:	85 Broad Street New York, New York 10004 U.S.A.
Attention:	Treasury Administration
Telex No.:	421344
Answerback:	GOLSAX
Facsimile No. :	(212) 902-3325
Telephone No.:	(212) 902-1000
Electronic Messaging System Details:	None

Addresses for Notices.  For the purpose of Section 12(a):  Address for notices or communications to Party B:

Address:	Wells Fargo Bank, National Association 9062 Old Annapolis Road, Columbia, Maryland 21045
Attention:	Client Services Manager- GSAA Home Equity Trust 2007-8
Telephone No.:	(410) 884-2000
Fax No.:	(410) 715-2380

(b)           Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:  Not Applicable

Party B appoints as its Process Agent:  Not Applicable

With a copy to:

Address:	Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. 55 Water Street, New York, New York 10041-0003
Attention:	Residential Mortgage Surveillance Group
Facsimile:	212-438-2652

With a copy to:

Address:	Moody’s Investors Service, Inc. 99 Church Street New York, New York 10007
Attention:	Residential Mortgage Backed Securities Group
Facsimile:	201-915-8739

(c)           Offices; Multibranch Parties.

(i)           The provisions of Section 10(a) will be applicable.

(ii)          For the purpose of Section 10(c):

  Party A is not a Multibranch Party.

  Party B is not a Multibranch Party.

(d)           Calculation Agent.  The Calculation Agent is Party A.

(e)           Credit Support Document.  Details of any Credit Support Document.

(i)           With respect to Party A, (A) the Support Agreement, (B) the Guaranty and (C) any Credit Support Annex that may be entered into in connection with any of the events described in Part 5(m)(iii) of this Schedule.

(ii)          With respect to Party B, not applicable.

Each Credit Support Document is incorporated by reference into and constitutes part of this Agreement and each Confirmation as if set forth in full in this Agreement or such Confirmation.

(f)           Credit Support Provider.

(i)
Credit Support Provider means in relation to Party A, Goldman Group and Mitsui Marine; provided that all defaults by, misrepresentations of, actions or failures to act by, or circumstances or events applicable to a "Credit Support Provider" as such term is used in this Agreement shall be deemed in all such circumstances to refer to defaults simultaneously in effect with respect to both Goldman Group and Mitsui Marine, misrepresentations made by both Goldman Group and Mitsui Marine, actions or failures to act simultaneously by both Goldman Group and Mitsui Marine, and circumstances or events simultaneously applicable to both Goldman Group and Mitsui Marine.
(ii)	Credit Support Provider means in relation to Party B, Not Applicable.

(g)           Governing Law.  This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the substantive law of the State of New York, withoutreference to its choice of law doctrine.

(h)           Jurisdiction.  Section 13(b) is hereby amended by:  (i) deleting in the second line of subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof.

(i)           Netting of Payments.  Subparagraph (ii) of Section 2(c) will apply to Transactions with effect from the date of this Agreement.  Notwithstanding anything to the contrary in Section 2(c), amounts that are payable with respect to the same Calculation Period shall be netted, as provided in Section 2(c), even if such amounts are not due on the same Payment Date.

(j)           “Affiliate” will have the meaning specified in Section 14; provided, however, Party B shall be deemed to have no Affiliates.

Part 5.  Other Provisions.

(a)           Accuracy of Specified Information.  With respect to Party A, Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period the words “or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person.”

(b)           Transfer.  Section 7 is hereby amended by:

(i)
adding in the third line thereof after the word “party,” the words “which consent shall not be unreasonably withheld or delayed” and adding in the third line thereof after the clause “that: -“ the words “provided that the Rating Agency Condition is satisfied in all events (including in the event of a transfer under Section 6(b)(ii));

(ii)	adding in the second line of subparagraph (a) thereof after the words "assets to," the words "or reorganization, incorporation, reincorporation, reconstitution, or reformation into or as";

(iii)	deleting at the end of subparagraph (a) thereof the word "and";

(iv)	deleting in the second line of subparagraph (b) thereof the period and replacing it with "; and";

(v)	adding after subparagraph (b) thereof the following subparagraph (c):

(c)       in addition to, and not in lieu of, the preceding transfer rights, Party A may, without recourse by Party B or Party A's transferee to or against Party A, transfer this Agreement, in whole, but not in part, to any of Party A's Affiliates or any of the Affiliates of Goldman Group pursuant to documentation prepared by Party A, provided that:

(i)
either (A) such transferee must have a long-term, unsecured, unsubordinated debt obligation ratings or financial program ratings (or other similar ratings) by S&P which are equal to or greater than the comparable long-term, unsecured, unsubordinated debt obligation ratings or financial program ratings (or other similar ratings) of Party A immediately prior to such transfer, or (B) the obligations transferred to such transferee must be guaranteed by Party A pursuant to a guaranty in substantially the form of the Guaranty of the Credit Support Provider or other agreement or instrument consented to by Party B or other agreement or instrument mutually agreed upon by both parties and satisfactory to S&P;

(ii)
the transferee will not, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) on the next succeeding Scheduled Payment Date an amount in excess of that which Party A would have been required to so withhold or deduct on the next succeeding Scheduled Payment Date in the absence of such transfer unless the transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) in respect of such excess;

(iii)	an Event of Default or a Termination Event does not occur as a result of such transfer;

(iv)
the Rating Agency Condition is satisfied. With respect to the results described in subclause (ii) above, Party A will cause the transferee to make, and Party B will make, such reasonable Payer Tax Representations and Payee Tax Representations as may be mutually agreed upon by the transferee and Party B in order to permit such parties to determine that such results will not occur upon or after the transfer;
(v)
Party A agrees to transfer only to a transferee in a jurisdiction, which it is aware is a “netting” jurisdiction, that is in which, by opinion of counsel published by ISDA, netting under this Agreement shall be enforceable; and

(vi)	Party A will be responsible for any costs or expenses incurred in connection with such transfer.

(vi)           adding at the end of Section 7 the following sentence:

Except as may otherwise be stated in Section 7(c) hereof or in the documentation evidencing a transfer, a transfer of all of the obligations of Party A made in compliance with this Section will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(c)           Set-Off.  Notwithstanding the last sentence of the first paragraph of Section 6(e) of this Agreement, but without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Termination Event or otherwise, all payments under this Agreement will be made without set-off or counterclaim.

(d)           Reference Market-makers.  The definition of "Reference Market-makers" in Section 14 is hereby amended by adding in the fourth line thereof after the word "credit" the words "or to enter into transactions similar in nature to Transactions".

(e)           Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

(f)           Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to trial by jury in respect of any suit, action or proceeding relating to this Agreement.

(g)           Credit Support Default.  Subparagraph (3) of Section 5(a)(iii) is hereby amended by adding in the second line thereof after the word "Document" and before the semicolon the words "(or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf)."

(h)           Additional Representations.  Section 3 is hereby amended by adding the following additional subsections:

(i)           No Agency.  With respect to Party A, it is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise) and, with respect to Party B, Wells Fargo Bank, National Association is entering into the Agreement in its capacity as Securities Administrator of Party B.

(ii)          Eligible Contract Participant.  It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

(iii)         Non-Reliance.  Party A is acting for its own account and Wells Fargo Bank, National Association is acting as Securities Administrator for Party B. It has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iv)         Assessment and Understanding; Status of Parties.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.  The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(i)           RESERVED.

(j)           Regarding PartyA.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly, accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any prospectus or prospectus supplement for the Certificates, the Master Servicing and Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence except for those matters specifically identified in this Agreement.

(k)           No Recourse.  The Certificates represent an equity interest in Party B only and the foregoing does not represent an interest in or obligation of Party A, and no recourse may be had by the holders of the Certificates against Party A or its assets with respect to the Notes and the Certificates and/or this Agreement.

(l)           Indemnifiable Tax.  Party A agrees that Party B will not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) of the Agreement in respect of an Indemnifiable Tax.  If Party A is required to pay additional amounts in respect of a withholding tax pursuant to Section 2(d)(i)(4) of this Agreement, Party A may transfer this Agreement, subject to satisfaction of the Rating Agency Condition, as provided in Section 6(b)(ii) of this Agreement and such transfer shall not require the consent of Party B to the extent it is in conformance with the provisions of Section 7(c), as amended herein.

(m)           Additional Termination Events.

(i)
It shall be an Additional Termination Event, with Party A as the sole Affected Party, if the Depositor determines at any time that it is required for purposes of compliance with Item 1115(b) of Regulation AB to provide any financial or other data relating to Party A and, within 15 calendar days of such determination, Party A fails to assign this Agreement and all of its obligations hereunder to a substitute counterparty that (A) has agreed to provide any financial or other data required under Regulation AB, (B) has agreed to provide indemnifications relating to such financial or other data acceptable to the Depositor, (C) satisfies the Rating Agency Condition and (D) is approved by the Depositor (which approval shall not be unreasonably withheld).  For the avoidance of doubt, unless otherwise  specified in this Agreement, Party A shall be under no obligation to provide any  such financial or other data, whether in connection with this Termination Event or otherwise. For purposes of this Termination Event, (i) "Commission" shall mean  the Securities and Exchange Commission, (ii) "Depositor" shall mean GS Mortgage  Securities Corp., and (iii) "Regulation AB" shall mean the Asset Backed  Securities Regulation AB, 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70

Fed. Reg. 1,506, 1,531 (Jan.  7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

(ii)
It shall also be an Additional Termination Event if (i) an Optional Termination Date is designated pursuant to the Master Servicing and Trust Agreement (a “Redemption Termination”) and (ii) there remains no more than 5 Business Days prior to the proposed Redemption Date.  In the case of a Redemption Termination, both Party A and Party B shall have the right to cause a termination of this Agreement and, for purposes of Section 6(e)(ii) of this Agreement, Party B shall be the sole Affected Party.  Following notification from the Securities Administrator that it has received a redemption notice, Party A shall provide the Securities Administrator from time to time, upon request, with good faith estimates of the amount that would be payable under Section 6(e)(ii) in the event of such Redemption Termination.  Any termination payment payable in respect of such Additional Termination Event shall be paid on the relevant Redemption Date.

(iii)
(I) It shall also be an Additional Termination Event, with Party A as the sole Affected Party (except as expressly provided herein) if Party A, a replacement counterparty, or a person or an entity that guarantees the obligations of such replacement counterparty, as the case may be, has a rating that does not satisfy the Required Hedge Counterparty Rating (but is at least “BBB-” or “A-3” (if applicable) by S&P and at least “A1” by Moody’s) and none of the following events has occurred:

(A)
within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, Party A or such replacement counterparty, as the case may be, transfers this Agreement, in whole, but not in part, to a counterparty that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition;

(B)
within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, Party A or such replacement counterparty, as the case may be, collateralizes its Exposure to Party B pursuant to an ISDA Credit Support Annex, subject to satisfaction of the Rating Agency Condition, as applicable; provided that such ISDA Credit Support Annex shall be made a Credit Support Document for Party A pursuant to an amendment of this Agreement in a form acceptable to the Securities Administrator which amendment shall also be subject to satisfaction of Rating Agency Condition;

(C)	within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, the obligations of Party A or such replacement counterparty, as the case may be, under this Agreement are guaranteed by a person or entity that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition; or
(D)
within 30 days of such failure to satisfy the Required Hedge Counterparty Rating, Party A or such replacement counterparty, as the case may be, takes such other steps, if any, to enable the Issuer to satisfy the Rating Agency Condition.

(II)           It shall also be an Additional Termination Event, with Party A as the sole Affected Party (except as expressly provided herein) if Party A, a replacement counterparty, or a person or an entity that guarantees the obligations of such replacement counterparty, as the case may be, has a rating withdrawn or reduced below "BBB-" or "A-3" (if applicable) by S&P or of less than “A1” by Moody’s and within 7 days thereafter, Party A or such replacement counterparty, as the case may be, while collateralizing its Exposure to Party B, fails to transfer this Agreement, in whole, but not in part, to a counterparty that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition.

Upon downgrade of Party A below the Required Hedge Counterparty Rating or below "BBB-" or "A-3" (if applicable) by S&P or below “A1” by Moody’s, or if S&P or Moody’s withdraws its ratings for any reason, Party A will promptly give notice of the circumstances to Party B and to the rating agencies that at the time are providing ratings for the Certificates.

Party B shall be entitled to (A)(1) in case of an Additional Termination Event described in Part 5(m)(iii)(I), designate a date that is not earlier than the expiration of the 30 day period referred to in Part 5(m)(iii)(I) as an Early Termination Date in respect of all transactions under this Agreement by giving notice to Party A at least 10 days prior to the date so designated (which notice may be given prior to the expiration of such 30 day period) and (2) in case of an Additional Termination Event described in this Part 5(m)(iii)(II), immediately designate an Early Termination Date, in respect of all transactions under this Agreement by giving notice to Party A and (B) no later than the respective dates specified in clause (A)(1) and (A)(2), transfer the rights and obligations of Party A hereunder to a counterparty that satisfies the Required Hedge Counterparty Rating, subject to satisfaction of the Rating Agency Condition.

In connection with a transfer of this Agreement as described in this Part 5(m)(iii), Party A shall, at its sole cost and expense, use commercially reasonable efforts to seek a replacement counterparty.  In addition, if Party A pursues any of the alternative actions contemplated in paragraphs (A), (B), (C) and (D) of Part 5(m)(iii)(I) above, it shall do so at its sole cost and expense.

As used herein, “Required Hedge Counterparty Rating” means, with respect to Party A, a replacement counterparty or an entity guaranteeing the obligations of such replacement counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, financial program rating or other similar rating (as the case may be, the "Long-Term rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

For the purposes of determining the Settlement Amount with respect to the designation of an Early Termination Date arising from the Additional Termination Event specified in Party 5(m)(iii), both Party A and Party B shall be Affected Parties.  If the Settlement Amount calculated pursuant to this subclause (iii) is an amount owing by Party B to Party A, then such payment shall be a Swap Termination Payment payable by Party B to Party A in accordance with the priority of payments described in the Master Servicing and Trust Agreement; provided, however, that (a) if Party A does not after the exercise of commercially reasonable efforts cause any of the conditions specified in Part 5(m)(iii)(I)(A) to (D) to be satisfied, Party B shall use commercially reasonable efforts to enter into a replacement Transaction(s) with a counterparty acceptable to the Rating Agencies, in respect of the Affected Transaction(s) relating to the Additional Termination Event; and (b) where multiple quotations are available such replacement Transaction(s) shall be entered into based on the quoted price(s) that would result in the largest payment made to Party B by the replacement counterparty (it being understood that Party A may be permitted to actively solicit and obtain such quotations on behalf of Party B); and (c) to the extent that payments are received by Party B as a result of entering into such replacement Transaction(s), then Party A shall have first priority as to such payments versus all other creditors of Party B and Party B shall pay the lesser of (x) the amount so received and (y) the Swap Termination Payment to the extent not already paid by Party B over to Party A immediately upon receipt.

As used herein, “Exposure” means, as of any date of determination, the amount, if any, that would be payable to Party B by Party A under this Agreement if an Early Termination Date were to occur as of such date of determination as a result of a Termination Event, Party A were the sole Affected Party, all Transactions were terminated in connection with such Early Termination Date and (solely for purposes of determining Exposure) the amount of such payment were calculated using Market Quotation.

For any Additional Termination Event, the date that Party A or Party B, as the case may be, specifies in its notice of its election to terminate shall be the Early Termination Date for the Transactions; provided, that solely in the case of an Additional Termination Event described in subclause (ii) above, the Early Termination Date shall be no earlier than the 3rd Business Day preceding the Redemption Date and no later than the Redemption Date.

(n)           Indemnifiable Tax.  The definition of "Indemnifiable Tax" in Section 14 is hereby amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, "Indemnifiable Tax" also means any Tax imposed in respect of a payment under this Agreement by reason of a Change in Tax Law by a government or taxing authority of a Relevant Jurisdiction of the party making such payment, unless the other party is incorporated, organized, managed and controlled, or considered to have its seat in such jurisdiction, or is acting for purposes of this Agreement through a branch or office located in such jurisdiction.

(o)           Limited Recourse;Non-petition.  Party A agrees that the obligations of Party B hereunder are limited recourse obligations payable solely from the assets of Party B, and due to the extent funds are available for the payment thereof in accordance with the priority of payments described in the Master Servicing and Trust Agreement.  Party A agrees that it will not, prior to the date which is at least one year and one day or, if longer, the then applicable preference period following the payment in full of all the Certificates issued pursuant to the Master Servicing and Trust Agreement and the expiration of all applicable preference periods under Title 11 of the United States Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B.  Nothing contained herein shall prohibit Party A from submitting a claim, or proof of claim, in any proceeding or process instituted by or against Party B by any person other than Party A or its Affiliates.  Party A and Party B agree that this Part 5(o) shall survive the termination of this Agreement for any reason whatsoever.

(p)           Securities Administrator Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Securities Administrator (i) this Agreement is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator under the Master Servicing and Trust

Agreement in the exercise of the powers and authority conferred to and vested in it thereunder and (ii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement on behalf of Party B or any assignee.

(q)           Additional Party A Covenant.  Following a failure to satisfy the Required Hedge Counterparty Rating in accordance with Part 5(m)(iii)(I), Party A shall take the actions described in accordance with Part 5(m)(iii)(I)(A), (B), (C) or (D).  Following a failure to satisfy the rating requirements set forth in Part 5(m)(iii)(II), Party A shall take the actions described in accordance with Part 5(m)(iii)(II).

(r)           Agreements: Furnish Specified Information.  Section 4(a) is hereby amended by adding at the end thereof the following paragraph:

Notwithstanding the foregoing provisions of this Section 4(a), the parties agree that, pursuant to the terms of the Power of Attorney with respect to Party A referred to in Part 3(b) of this Schedule, any one or more of the officers of Party A's general partner who has been designated as an agent and attorney in fact of Party A will so deliver to Party B or such government or taxing authority the specified or requested forms, documents, or certificates.

(s)           Confirmations.  Transactions shall be promptly confirmed by the parties by Confirmations exchanged by mail, telex, facsimile or other electronic means.  Where a Transaction is confirmed by means of an electronic messaging system that the parties have elected to use to confirm such Transaction (i) such confirmation will constitute a "Confirmation" as referred to in this Agreement even where not so specified in the confirmation and (ii) such Confirmation will supplement, form part of, and be subject to this Agreement and all provisions in this Agreement will govern the Confirmation except as modified therein.

(t)           Tax Documentation.  Section 4(a)(iii) of the Agreement is hereby amended by adding prior to the existing text:

"upon the earlier of learning that any such form or document is required or"

(u)           Inconsistency-Trade Call.  In the event of any inconsistency between a telephone conversation, including a trade call and a Confirmation signed by both parties, the Confirmation shall govern.

(v)           Condition Precedent.  The condition precedent in Section 2(a)(iii)(1) does not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all  its payment or delivery obligations under Section 2(a)(i) and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

(w)           Definitions.  This Agreement shall be subject to the 2000 Definitions (the "2000 Definitions") as published by the International Swaps and Derivatives Association Inc.  The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that all references in the 2000 Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for the purposes of this Agreement. Capitalized terms used and not otherwise defined herein (or in the 2000 Definitions) shall have the respective meanings ascribed to such terms in the Master Servicing and Trust Agreement referred to in Part 3(b).  If in relation to any Transaction there is any inconsistency between the 2000 Definitions, this Agreement, the Master Servicing and Trust Agreement, any Confirmation and any other definitions published by ISDA that are incorporated into any Confirmation, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) such Confirmation (without reference to any definitions or provisions incorporated therein); (ii) the Master Servicing and Trust Agreement; (iii) this Agreement; (iv) such other definitions; and (v) the 2000 Definitions.

(x)           Amendments.  Section 9(b) is hereby amended as follows:

(i)           by inserting the following phrase immediately prior to the period at the end of the sentence: “and the Rating Agency Condition is satisfied”; and

(ii)           by adding the following text thereto immediately following the first sentence:  "Amendments to this Agreement or the Schedule may not be effected in a Confirmation."

(y)           “Rating Agency Condition” means, with respect to any action to which a Rating Agency Condition applies, that each rating agency then rating the Certificates shall have been given ten days (or such shorter period as is acceptable to each such rating agency) prior notice of that action and that each such rating agency shall have notified the Securities Administrator in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the Certificates that it maintains.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

GOLDMAN SACHS MITSUI MARINE
DERIVATIVE PRODUCTS, L.P.

By:  GSMMDPGP, Inc.,
General Partner

By:  /s/Susan Rudor
Name:  Susan Rudor
Title:    Vice President
Date:    July 30, 2007

WELLS FARGO BANK, NATIONAL
ASSOCIATION, not in its individual
capacity but solely as Securities
Administrator on behalf of the Supplemental
Interest Trust with respect to the GSAA
Home Equity Trust 2007-8 Asset-Backed
Certificates, Series 2007-8

By:  /s/ Martin Reed
Name:  Martin Reed
Title:    Vice President
Date:    July 30, 2007

CONFIRMATION
DATE:	July 24, 2007
TO:	GOLDMAN SACHS MORTGAGE COMPANY
Attention: Justin Gregory

TO:	Goldman Sachs Mitsui Marine Derivative Products, L.P.
Telephone No.: 212-357-7836
Facsimile No.: 212-902-5692

FROM:	Goldman Sachs Capital Markets, L.P.
SUBJECT:	Swap Transaction
OUR REF NO:	LTAA1707654056.1 / 00663271501

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. (" GSCM") and Goldman Sachs Mortgage Company, L.P. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation

2. This Confirmation evidences a complete and binding agreement between GSCM and Counterparty as to the terms of the Transaction to which this Confirmation relates, and this Confirmation evidences the sole Transaction for the benefit of the certificate holders of the GSAA Home Equity Trust 2007-8 ("GSAA''). This Transaction shall constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule, except for (i) the election of Loss and Second Method, (ii) the election of New York law (without regard to the conflicts of law principles) as the governing law, (iii) the election of US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only Section 5(b)(i) Illegality, Section 5(b)(ii) Tax Event and Section 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party) and (viii) Set off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.

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Notwithstanding the foregoing, it is understood and agreed that upon the assignment of this Transaction to Goldman Sachs Mitsui Marine Derivative Products, L.P. ("GSMMDP") and GSAA pursuant to the terms of Paragraph 4A hereof, this Transaction shall be governed by the ISDA Master Agreement and the Schedule thereto between such parties dated as of July 30, 2007 and shall not be governed by the provisions contained in the second sentence of this Paragraph.

1. The terms of the Transaction to which this Confirmation relates are as follows:
Notional Amount:	USD 75,575,000.00 (subject to adjustment in accordance with the Schedule set forth under "Additional Provisions" below)
Trade Date:	July 23, 2007
Effective Date:	July 30, 2007
Termination Date:	November 25, 2008, subject to adjustment in accordance with the Modified Following Business Day Convention.
Additional Payment:	USD 53,000.00 payable by GSCM to Counterparty on July 30, 2007
Floating Amounts:
Floating Rate Payer:
Floating Rate Payer Early Payment Dates:	On the day which is one (1) Business Day prior to each Floating Rate Period End Date.
Floating Rate Option:
USD-Federal Funds-H.15; provided, however,
that the definition of US-Federal Funds-H.15 in the Definitions will be amended such that the rate for the Reset Date will taken from the day that is one (1) New York Banking Day preceding that Reset Date.

Floating Rate Spread:	None
Floating Rate Reset Dates:	Each New York Business Day during the Calculation Period
Floating Rate Day Count Fraction:	Actual/360
Floating Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Rate Cut-off Date:	Four (4) New York Business Days prior to each Floating Rate Period End Date

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Averaging:	Applicable
Method of Averaging:	Weighted Average
Fixed Amounts:

Fixed Rate Payer:	Counterparty
Fixed Rate Payer Early Payment Dates:	On the day which is one (1) Business Day prior to each Floating Rate Period End Date.
Fixed Rate:	5.28%
Fixed Rate Day Count Fraction:	Actual/360
Fixed Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Business Days:	New York
Calculation Agent:
2. Additional Provisions:

Schedule
For the Floating Rate and Fixed Rate Calculation Period from and including:**	To but excluding:**	The applicable USD Notional Amount shall be:
July 30, 2007	August 25, 2007	75,575,000.00
August 25, 2007	September 25, 2007	72,029,000.00
September 25, 2007	October 25, 2007	68,192,000.00
October 25, 2007	November 25, 2007	64,075,000.00
November 25, 2007	December 25, 2007	59,686,000.00
December 25, 2007	January 25, 2008	55,038,000.00
January 25, 2008	February 25, 2008	50,141,000.00
February 25, 2008	March 25, 2008	45,008,000.00
March 25, 2008	April 25, 2008	39,651,000.00
April 25, 2008	May 25, 2008	34,084,000.00
May 25, 2008	June 25, 2008	28,423,000.00
June 25, 2008	July 25, 2008	22,812,000.00
July 25, 2008	August 25, 2008	17,371,000.00
August 25, 2008	September 25, 2008	12,091,000.00
September 25, 2008	October 25, 2008	6,963,000.00
October 25, 2008	November 25, 2008	1,979,000.00
**each subject to adjustment in accordance with the Modified Following Business Day Convention

3. Other Provisions:
A. Assignment Provisions: It is acknowledged and agreed by the parties that this Transaction shall be subject to assignment first by Counterparty to GS Mortgage Securities Corp., then, simultaneously, (i) by GSCM to GSMMDP and (ii) by GS Mortgage Securities Corp. to

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GSAA, and by GSAA, through a collateral assignment, to Wells Fargo Bank, National Association (the ``Securities Administrator''), as securities administrator on behalf of the holders of the GSAA Home Equity Trust 2007-8 Asset-Backed Certificates, (CUSIP Numbers: 38144R AA5 the ``Certificates", (each such assignee is referred to herein as an ``Assignee'' and each such assignor is referred to herein as an ``Assignor''). These assignments shall occur on the day the Assignor and Assignee agree to such assignment and provide written or oral notification of the effective date of assignment to the relevant constant party, or, in the case of a simultaneous double assignment, the other assignor and/or assignee, as appropriate (the "Constant Party") (each such day hereinafter referred to as an ``Assignment Date''). Furthermore, with respect to each assignment of the Transaction to an Assignee, the Assignee shall accept assignment of the Transaction subject to all terms of this Confirmation and all references to the term ``Counterparty'' herein shall be deemed references to each subsequent assignee of Counterparty and all references to the term GSCM herein shall be deemed references to each subsequent assignee of GSCM. On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the promises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transaction. Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transaction after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transaction after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transaction originally; it being understood and agreed that, with respect to the Securities Administrator as Assignee, the Securities Administrator is an assignee solely by reason of its capacity as securities administrator (and not in its individual capacity) and the Securities Administrator in its individual capacity shall have no obligation or liability for payment of any indebtedness or expenses and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transaction after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation are its legal, valid, and binding obligations enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor

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and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transaction as provided herein and perform its obligations under the Transaction and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transaction are its legal, valid, and binding obligations enforceable against Assignee in accordance with the terms hereof.

B. Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as securities administrator under the Master Servicing and Trust Agreement dated as of July 1, 2007 (the "Master Servicing and Trust Agreement"), in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Master Servicing and Trust Agreement is made and intended not as personal representations, undertakings and agreements of the Securities Administrator but is made and intended solely for the purpose of binding only GSAA, and (iii) under no circumstances shall Wells Fargo Bank, National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the GSAA under this Confirmation.

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4. The parties hereby agree (a) to check this Confirmation (Reference No.: LTAA1707654056.1) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSAA, GSCM, GSMMDP and Counterparty, with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

Very truly yours,
GOLDMAN SACHS CAPITAL MARKETS, L.P. By: Goldmans Sachs Capital Markets, L.L.C. General Partner By: /s/ Despina Karamoshos Name: Depina Karamoshos Title: Vice President

Agreed and Accepted By: GOLDMAN SACHS MORTGAGE COMPANY By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President
Agreed and Accepted By: GOLDMAN SACHS MISTUI MARINE DERIVATIVE PRODUCTS, L.P. By: GSMMDPGP, Inc., General Partner By: /s/ Richard Hempsell Name: Richard Hempsell Title: Vice President
Agreed and Accepted By:
Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to the GSAA Home Equity Trust 2007-8 Asset-Backed Certificates, Series 2007-8

By:   /s/ Martin Reed
Name:  Martin Reed
Title:     Vice President

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CONFIRMATION
DATE:	July 23, 2007
TO:	GOLDMAN SACHS MORTGAGE COMPANY
	Attention:	Justin Gregory

TO:	Goldman Sachs Mitsui Marine Derivative Products, L.P.
Telephone No.: 212-357-7836
Facsimile No.: 212-902-5692

FROM:	Goldman Sachs Capital Markets, L.P.
SUBJECT:	Swap Transaction
OUR REF NO:	LTAA1707652621.1 / 00663271501

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. (" GSCM") and Goldman Sachs Mortgage Company, L.P. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between GSCM and Counterparty as to the terms of the Transaction to which this Confirmation relates, and this Confirmation evidences the sole Transaction for the benefit of the certificate holders of the GSAA Home Equity Trust 2007-8 ("GSAA''). This Transaction shall constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule, except for (i) the election of Loss and Second Method, (ii) the election of New York law (without regard to the conflicts of law principles) as the governing law, (iii) the election of US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only Section 5(b)(i) Illegality, Section 5(b)(ii) Tax Event and Section 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party) and (viii) Set off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.   Notwithstanding the foregoing, it is understood and agreed that upon the assignment of this

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Transaction to Goldman Sachs Mitsui Marine Derivative Products, L.P. ("GSMMDP")  and GSAA pursuant to the terms of Paragraph 4A hereof, this Transaction shall be governed by the ISDA Master Agreement and the Schedule thereto between such parties dated as of July 30, 2007 and shall not be governed by the provisions contained in the second sentence of this Paragraph.

1. The terms of the Transaction to which this Confirmation relates are as follows:
Notional Amount:	USD 150,237,000.00 (subject to adjustment in accordance with the Schedule set forth under "Additional Provisions" below)
Trade Date:	July 23, 2007
Effective Date:	July 30, 2007
Termination Date:	September 25, 2016, subject to adjustment in accordance with the Modified Following Business Day Convention.
Additional Payment:	USD 538,000.00 payable by GSCM to Counterparty on July 30, 2007
Floating Amounts:
Floating Rate Payer:	GSCM
Floating Rate Payer Early Payment Dates:	On the day which is one (1) Business Day prior to each Floating Rate Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Floating Rate Designated Maturity:	1 Month
Floating Rate Spread:	None
Floating Rate Reset Dates:	The first day of each Calculation Period
Floating Rate Day Count Fraction:	Actual/360
Floating Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Early Payment Dates:	On the day which is one (1) Business Day prior to each Floating Rate Period End Date.
Fixed Rate:	5.44%

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Fixed Rate Day Count Fraction:	Actual/360
Fixed Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Business Days:	New York
Calculation Agent:	GSCM

2. Additional Provisions:
Schedule
For the Floating Rate and Fixed Rate Calculation Period from and including:**	To but excluding:**	The applicable USD Notional Amount shall be:
July 30, 2007	August 25, 2007	150,237,000.00
August 25, 2007	September 25, 2007	150,033,000.00
September 25, 2007	October 25, 2007	149,836,000.00
October 25, 2007	November 25, 2007	149,647,000.00
November 25, 2007	December 25, 2007	149,474,000.00
December 25, 2007	January 25, 2008	149,318,000.00
January 25, 2008	February 25, 2008	149,186,000.00
February 25, 2008	March 25, 2008	149,083,000.00
March 25, 2008	April 25, 2008	149,015,000.00
April 25, 2008	May 25, 2008	148,990,000.00
May 25, 2008	June 25, 2008	148,972,000.00
June 25, 2008	July 25, 2008	148,946,000.00
July 25, 2008	August 25, 2008	148,964,000.00
August 25, 2008	September 25, 2008	149,028,000.00
September 25, 2008	October 25, 2008	149,135,000.00
October 25, 2008	November 25, 2008	149,287,000.00
November 25, 2008	December 25, 2008	146,614,000.00
December 25, 2008	January 25, 2009	142,135,000.00
January 25, 2009	February 25, 2009	137,820,000.00
February 25, 2009	March 25, 2009	133,663,000.00
March 25, 2009	April 25, 2009	129,658,000.00
April 25, 2009	May 25, 2009	125,798,000.00
May 25, 2009	June 25, 2009	122,076,000.00
June 25, 2009	July 25, 2009	118,487,000.00
July 25, 2009	August 25, 2009	115,026,000.00
August 25, 2009	September 25, 2009	111,687,000.00
September 25, 2009	October 25, 2009	108,465,000.00
October 25, 2009	November 25, 2009	105,355,000.00
November 25, 2009	December 25, 2009	102,352,000.00
December 25, 2009	January 25, 2010	99,453,000.00
January 25, 2010	February 25, 2010	96,653,000.00
February 25, 2010	March 25, 2010	93,948,000.00
March 25, 2010	April 25, 2010	91,334,000.00
April 25, 2010	May 25, 2010	88,807,000.00

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May 25, 2010	June 25, 2010	86,365,000.00
June 25, 2010	July 25, 2010	84,003,000.00
July 25, 2010	August 25, 2010	81,718,000.00
August 25, 2010	September 25, 2010	79,981,000.00
September 25, 2010	October 25, 2010	77,891,000.00
October 25, 2010	November 25, 2010	75,868,000.00
November 25, 2010	December 25, 2010	73,909,000.00
December 25, 2010	January 25, 2011	72,012,000.00
January 25, 2011	February 25, 2011	70,174,000.00
February 25, 2011	March 25, 2011	68,394,000.00
March 25, 2011	April 25, 2011	66,669,000.00
April 25, 2011	May 25, 2011	64,996,000.00
May 25, 2011	June 25, 2011	63,375,000.00
June 25, 2011	July 25, 2011	61,803,000.00
July 25, 2011	August 25, 2011	60,278,000.00
August 25, 2011	September 25, 2011	58,799,000.00
September 25, 2011	October 25, 2011	57,363,000.00
October 25, 2011	November 25, 2011	55,970,000.00
November 25, 2011	December 25, 2011	54,611,000.00
December 25, 2011	January 25, 2012	53,290,000.00
January 25, 2012	February 25, 2012	52,007,000.00
February 25, 2012	March 25, 2012	50,761,000.00
March 25, 2012	April 25, 2012	49,551,000.00
April 25, 2012	May 25, 2012	48,375,000.00
May 25, 2012	June 25, 2012	47,233,000.00
June 25, 2012	July 25, 2012	46,122,000.00
July 25, 2012	August 25, 2012	39,078,000.00
August 25, 2012	September 25, 2012	38,325,000.00
September 25, 2012	October 25, 2012	37,588,000.00
October 25, 2012	November 25, 2012	36,864,000.00
November 25, 2012	December 25, 2012	36,154,000.00
December 25, 2012	January 25, 2013	35,457,000.00
January 25, 2013	February 25, 2013	34,773,000.00
February 25, 2013	March 25, 2013	34,103,000.00
March 25, 2013	April 25, 2013	33,445,000.00
April 25, 2013	May 25, 2013	32,800,000.00
May 25, 2013	June 25, 2013	32,167,000.00
June 25, 2013	July 25, 2013	31,546,000.00
July 25, 2013	August 25, 2013	30,937,000.00
August 25, 2013	September 25, 2013	30,340,000.00
September 25, 2013	October 25, 2013	29,753,000.00
October 25, 2013	November 25, 2013	29,178,000.00
November 25, 2013	December 25, 2013	28,614,000.00
December 25, 2013	January 25, 2014	28,061,000.00
January 25, 2014	February 25, 2014	27,518,000.00
February 25, 2014	March 25, 2014	26,986,000.00
March 25, 2014	April 25, 2014	26,463,000.00
April 25, 2014	May 25, 2014	25,936,000.00
May 25, 2014	June 25, 2014	25,418,000.00
June 25, 2014	July 25, 2014	24,910,000.00
July 25, 2014	August 25, 2014	24,412,000.00
August 25, 2014	September 25, 2014	23,923,000.00
September 25, 2014	October 25, 2014	23,444,000.00
October 25, 2014	November 25, 2014	22,973,000.00

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November 25, 2014	December 25, 2014	22,512,000.00
December 25, 2014	January 25, 2015	22,059,000.00
January 25, 2015	February 25, 2015	21,615,000.00
February 25, 2015	March 25, 2015	21,180,000.00
March 25, 2015	April 25, 2015	20,752,000.00
April 25, 2015	May 25, 2015	20,333,000.00
May 25, 2015	June 25, 2015	19,922,000.00
June 25, 2015	July 25, 2015	19,519,000.00
July 25, 2015	August 25, 2015	19,123,000.00
August 25, 2015	September 25, 2015	18,735,000.00
September 25, 2015	October 25, 2015	18,354,000.00
October 25, 2015	November 25, 2015	17,981,000.00
November 25, 2015	December 25, 2015	17,615,000.00
December 25, 2015	January 25, 2016	17,256,000.00
January 25, 2016	February 25, 2016	16,903,000.00
February 25, 2016	March 25, 2016	16,558,000.00
March 25, 2016	April 25, 2016	16,218,000.00
April 25, 2016	May 25, 2016	15,886,000.00
May 25, 2016	June 25, 2016	15,560,000.00
June 25, 2016	July 25, 2016	15,240,000.00
July 25, 2016	August 25, 2016	14,926,000.00
August 25, 2016	September 25, 2016	14,618,000.00
**each subject to adjustment in accordance with the Modified Following Business Day Convention

3. Other Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that this Transaction shall be subject to assignment first by Counterparty to GS Mortgage Securities Corp., then, simultaneously, (i) by GSCM to GSMMDP and (ii) by GS Mortgage Securities Corp. to GSAA, and by GSAA, through a collateral assignment, to Wells Fargo Bank, National Association (the ``Securities Administrator''), as securities administrator on behalf of the holders of the GSAA Home Equity Trust 2007-8 Asset-Backed Certificates, (CUSIP Numbers: 38144R AB3, 38144R AC1, 38144R AD9, 38144R AE7, 38144R AF4, 38144R AG2, 38144R AH0, 38144R AJ6, 38144R AK3, 38144R AL1, 38144R AM9 and 38144R AN7 the ``Certificates", (each such assignee is referred to herein as an ``Assignee'' and each such assignor is referred to herein as an ``Assignor''). These assignments shall occur on the day the Assignor and Assignee agree to such assignment and provide written or oral notification of the effective date of assignment to the relevant constant party, or, in the case of a simultaneous double assignment, the other assignor and/or assignee, as appropriate (the "Constant Party") (each such day hereinafter referred to as an ``Assignment Date''). Furthermore, with respect to each assignment of the Transaction to an Assignee, the Assignee shall accept assignment of the Transaction subject to all terms of this Confirmation and all references to the term ``Counterparty'' herein shall be deemed references to each subsequent assignee of Counterparty and all references to the term GSCM herein shall be deemed references to each subsequent assignee of GSCM. On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the promises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transaction. Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising

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and to be performed under and in respect of the Transaction after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transaction after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transaction originally; it being understood and agreed that, with respect to the Securities Administrator as Assignee, the Securities Administrator is an assignee solely by reason of its capacity as securities administrator (and not in its individual capacity) and the Securities Administrator in its individual capacity shall have no obligation or liability for payment of any indebtedness or expenses and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transaction after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation are its legal, valid, and binding obligations enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transaction as provided herein and perform its obligations under the Transaction and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transaction are its legal, valid, and binding obligations enforceable against Assignee in accordance with the terms hereof.

B. Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as securities administrator under the Master Servicing and Trust Agreement dated as of July 1, 2007 (the "Master Servicing and Trust Agreement"), in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Master Servicing and Trust Agreement is made and intended not as personal representations, undertakings and agreements of the Securities Administrator but is made and intended solely for the purpose of binding only GSAA, and (iii) under no circumstances shall Wells Fargo Bank, National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the GSAA under this Confirmation.

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4.  The parties hereby agree (a) to check this Confirmation (Reference No.: LTAA1707652621.1) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSAA, GSCM, GSMMDP and Counterparty, with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

Very truly yours,
GOLDMAN SACHS CAPITAL MARKETS, L.P. By: Goldmans Sachs Capital Markets, L.L.C. General Partner By: /s/ Despina Karamoshos Name: Despina Karamoshos Title: Vice President

Agreed and Accepted By: GOLDMAN SACHS MORTGAGE COMPANY By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President
Agreed and Accepted By: GOLDMAN SACHS MISTUI MARINE DERIVATIVE PRODUCTS, L.P. By: GSMMDPGP, Inc., General Partner By: /s/ Richard Hempsell Name: Richard Hempsell Title: Vice President
Agreed and Accepted By:
Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to the GSAA Home Equity Trust 2007-8 Asset-Backed Certificates, Series 2007-8

By:   /s/ Martin Reed
Name:  Martin Reed
Title:    Vice President

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CONFIRMATION
DATE:	July 24, 2007
TO:	GOLDMAN SACHS MORTGAGE COMPANY
Attention: Justin Gregory

TO:	Goldman Sachs Mitsui Marine Derivative Products, L.P.
Telephone No.: 212-357-7836
Facsimile No.: 212-902-5692

FROM:	Goldman Sachs Capital Markets, L.P.
SUBJECT:	Cap Transaction
OUR REF NO:	LTAA1707652700.1 / 00663271501

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the "Transaction") between Goldman Sachs Capital Markets, L.P. ("GSCM") and Goldman Sachs Mortgage Company, L.P. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in the Paragraph 2 specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between GSCM and Counterparty as to the terms of the Transaction to which this Confirmation relates, and this Confirmation evidences a Transaction for the benefit of the certificate holders of the GSAA Home Equity Trust 2007-8 (``GSAA'') . This Transaction shall constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Loss and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties; (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first", (vii) only Section 5(b)(i) Illegality, Section 5(b)(ii) Tax Event and Section 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), and Set-off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern. Notwithstanding the foregoing, it is understood

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and agreed that upon the assignment of this Transaction to GSMMDP and GSAA pursuant to the terms of paragraph 4A hereof, this Transaction shall be governed by the ISDA Master Agreement and Schedule thereto between such parties dated as of July 30, 2007.

1. The terms of the Transaction to which this Confirmation relates are as follows:
Notional Amount:	USD 115,527,000.00 (subject to adjustment in accordance with the Schedule set forth under "Additional Provisions" below)
Trade Date:	July 23, 2007
Effective Date:	July 30, 2007
Termination Date:	September 25, 2016, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer (Cap Buyer):	Counterparty
Fixed Rate Payer Payment Date:	July 30, 2007, subject to adjustment in accordance with the Modified Following Business Day Convention
Fixed Amount:	USD 1,050,000.00
Floating Amounts:
Floating Rate Payer (Cap Seller):	GSCM
Cap Rate:	6.12812% (subject to adjustment in accordance with the Schedule set forth under "Additional Provisions" below)
Floating Rate Payer Early Payment Dates:	Monthly, on the day which is one (1) Business Day prior to each Floating Rate Period End Date
Floating Rate Option:	USD-LIBOR-BBA
Floating Rate Designated Maturity:	1 Month
Floating Rate Spread:	None
Floating Rate Reset Dates:	The first day of each Calculation Period
Floating Rate Day Count Fraction:	Actual/360
Floating Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on August 25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

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Business Days:	New York
Calculation Agent:	GSCM

2. Additional Provisions:
Schedule

For the Calculaton Periods from and including:**	To but excluding:**	The applicable Cap Rate (%) shall be:	The applicable USD Notional Amount shall be:
July 30, 2007	August 25, 2007	6.12812	115,527,000.00
August 25, 2007	September 25, 2007	6.12666	115,527,000.00
September 25, 2007	October 25, 2007	6.33911	115,527,000.00
October 25, 2007	November 25, 2007	6.12322	115,527,000.00
November 25, 2007	December 25, 2007	6.33532	115,009,000.00
December 25, 2007	January 25, 2008	6.11907	113,365,000.00
January 25, 2008	February 25, 2008	6.1167	111,622,000.00
February 25, 2008	March 25, 2008	6.55704	109,782,000.00
March 25, 2008	April 25, 2008	6.11132	107,850,000.00
April 25, 2008	May 25, 2008	6.32235	105,831,000.00
May 25, 2008	June 25, 2008	6.10506	103,788,000.00
June 25, 2008	July 25, 2008	6.31579	101,777,000.00
July 25, 2008	August 25, 2008	6.0983	99,803,000.00
August 25, 2008	September 25, 2008	6.09481	97,867,000.00
September 25, 2008	October 25, 2008	6.30532	95,966,000.00
October 25, 2008	November 25, 2008	6.08759	94,102,000.00
November 25, 2008	December 25, 2008	6.29794	92,273,000.00
December 25, 2008	January 25, 2009	6.08004	90,478,000.00
January 25, 2009	February 25, 2009	6.07614	88,717,000.00
February 25, 2009	March 25, 2009	6.76028	86,989,000.00
March 25, 2009	April 25, 2009	6.06806	85,293,000.00
April 25, 2009	May 25, 2009	6.27798	83,629,000.00
May 25, 2009	June 25, 2009	6.05963	81,997,000.00
June 25, 2009	July 25, 2009	6.26936	80,395,000.00
July 25, 2009	August 25, 2009	6.05273	78,824,000.00
August 25, 2009	September 25, 2009	6.05026	77,282,000.00
September 25, 2009	October 25, 2009	6.26183	75,769,000.00
October 25, 2009	November 25, 2009	6.04515	74,284,000.00
November 25, 2009	December 25, 2009	6.2566	72,828,000.00
December 25, 2009	January 25, 2010	6.0398	71,399,000.00
January 25, 2010	February 25, 2010	6.03704	69,997,000.00
February 25, 2010	March 25, 2010	6.72239	68,621,000.00
March 25, 2010	April 25, 2010	6.03133	67,271,000.00
April 25, 2010	May 25, 2010	6.24248	65,947,000.00
May 25, 2010	June 25, 2010	6.02535	64,647,000.00

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June 25, 2010	July 25, 2010	6.23637	63,372,000.00
July 25, 2010	August 25, 2010	6.01911	62,121,000.00
August 25, 2010	September 25, 2010	6.02227	61,015,000.00
September 25, 2010	October 25, 2010	6.23518	59,847,000.00
October 25, 2010	November 25, 2010	6.01985	58,702,000.00
November 25, 2010	December 25, 2010	6.23271	57,578,000.00
December 25, 2010	January 25, 2011	6.01734	56,476,000.00
January 25, 2011	February 25, 2011	6.01603	55,394,000.00
February 25, 2011	March 25, 2011	6.70292	54,333,000.00
March 25, 2011	April 25, 2011	6.01335	53,292,000.00
April 25, 2011	May 25, 2011	6.22608	52,271,000.00
May 25, 2011	June 25, 2011	6.01055	51,269,000.00
June 25, 2011	July 25, 2011	6.22322	50,285,000.00
July 25, 2011	August 25, 2011	6.00761	49,321,000.00
August 25, 2011	September 25, 2011	6.00611	48,375,000.00
September 25, 2011	October 25, 2011	6.21868	47,446,000.00
October 25, 2011	November 25, 2011	6.00299	46,536,000.00
November 25, 2011	December 25, 2011	6.21551	45,642,000.00
December 25, 2011	January 25, 2012	6.00011	44,766,000.00
January 25, 2012	February 25, 2012	6.00015	43,906,000.00
February 25, 2012	March 25, 2012	6.4432	43,062,000.00
March 25, 2012	April 25, 2012	6.00021	42,234,000.00
April 25, 2012	May 25, 2012	6.21438	41,422,000.00
May 25, 2012	June 25, 2012	6.00029	40,626,000.00
June 25, 2012	July 25, 2012	6.21446	39,844,000.00
July 25, 2012	August 25, 2012	6.00037	39,078,000.00
August 25, 2012	September 25, 2012	6.00041	38,325,000.00
September 25, 2012	October 25, 2012	6.21457	37,588,000.00
October 25, 2012	November 25, 2012	6.00048	36,864,000.00
November 25, 2012	December 25, 2012	6.21465	36,154,000.00
December 25, 2012	January 25, 2013	6.00055	35,457,000.00
January 25, 2013	February 25, 2013	6.00059	34,773,000.00
February 25, 2013	March 25, 2013	6.68894	34,103,000.00
March 25, 2013	April 25, 2013	6.00067	33,445,000.00
April 25, 2013	May 25, 2013	6.21485	32,800,000.00
May 25, 2013	June 25, 2013	6.00076	32,167,000.00
June 25, 2013	July 25, 2013	6.21494	31,546,000.00
July 25, 2013	August 25, 2013	6.00083	30,937,000.00
August 25, 2013	September 25, 2013	6.00087	30,340,000.00
September 25, 2013	October 25, 2013	6.21506	29,753,000.00
October 25, 2013	November 25, 2013	6.00096	29,178,000.00
November 25, 2013	December 25, 2013	6.21515	28,614,000.00
December 25, 2013	January 25, 2014	6.00104	28,061,000.00
January 25, 2014	February 25, 2014	6.00108	27,518,000.00
February 25, 2014	March 25, 2014	6.68948	26,986,000.00
March 25, 2014	April 25, 2014	6.00116	26,463,000.00
April 25, 2014	May 25, 2014	6.21628	25,936,000.00
May 25, 2014	June 25, 2014	6.00312	25,418,000.00

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June 25, 2014	July 25, 2014	6.21831	24,910,000.00
July 25, 2014	August 25, 2014	6.00519	24,412,000.00
August 25, 2014	September 25, 2014	6.00626	23,923,000.00
September 25, 2014	October 25, 2014	6.22151	23,444,000.00
October 25, 2014	November 25, 2014	6.00846	22,973,000.00
November 25, 2014	December 25, 2014	6.22377	22,512,000.00
December 25, 2014	January 25, 2015	6.01077	22,059,000.00
January 25, 2015	February 25, 2015	6.01196	21,615,000.00
February 25, 2015	March 25, 2015	6.70159	21,180,000.00
March 25, 2015	April 25, 2015	6.01442	20,752,000.00
April 25, 2015	May 25, 2015	6.22986	20,333,000.00
May 25, 2015	June 25, 2015	6.01698	19,922,000.00
June 25, 2015	July 25, 2015	6.23249	19,519,000.00
July 25, 2015	August 25, 2015	6.01967	19,123,000.00
August 25, 2015	September 25, 2015	6.02106	18,735,000.00
September 25, 2015	October 25, 2015	6.23666	18,354,000.00
October 25, 2015	November 25, 2015	6.02392	17,981,000.00
November 25, 2015	December 25, 2015	6.23959	17,615,000.00
December 25, 2015	January 25, 2016	6.02692	17,256,000.00
January 25, 2016	February 25, 2016	6.02847	16,903,000.00
February 25, 2016	March 25, 2016	6.4732	16,558,000.00
March 25, 2016	April 25, 2016	6.03167	16,218,000.00
April 25, 2016	May 25, 2016	6.24752	15,886,000.00
May 25, 2016	June 25, 2016	6.03501	15,560,000.00
June 25, 2016	July 25, 2016	6.25094	15,240,000.00
July 25, 2016	August 25, 2016	6.03851	14,926,000.00
August 25, 2016	September 25, 2016	6.04033	14,618,000.00

* each subject to adjustment in accordance with the Modified Following Business Day Convention

3. Other Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that this Transaction shall be subject to assignment first by Counterparty to GS Mortgage Securities Corp., then, simultaneously, (i) by GSCM to Goldman Sachs Mitsui Marine Derivative Products, L.P. ("GSMMDP") and (ii) by GS Mortgage Securities Corp. to GSAA, and by GSAA, through a collateral assignment to Wells Fargo Bank, N.A. (the "Securities Administrator"), as securities administrator on behalf of the holders of the GSAA Home Equity Trust Certificates, Series 2007-8, (CUSIP Number: 38144R AA5, 38144R AB3, 38144R AC1, 38144R AD9, 38144R AE7, 38144R AF4, 38144R AG2, 38144R AH0, 38144R AJ6, 38144R AK3, 38144R AL1, 38144R AM9 and 38144R AN7; the ``Certificates '') (each such assignee is referred to herein as an ``Assignee'' and each such assignor is referred to herein as an ``Assignor''). These assignments shall occur on the day the Assignor and Assignee agree to such assignment and provide written or oral notification of the effective date of assignment to the relevant constant party, or, in the case of a simultaneous double assignment, the other assignor and/or assignee, as appropriate (the "Constant Party") (each such day hereinafter referred to as an ``Assignment Date''). Furthermore, with respect to each assignment of the Transaction to an Assignee, the Assignee shall accept assignment of the Transaction subject to all terms of this Confirmation and all references to the term ``Counterparty'' herein shall be deemed references to each subsequent assignee of Counterparty and all references to the

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term "GSCM" herein shall be deemed references to each subsequent assignee of "GSCM". On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:
(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transaction after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transaction originally; it being understood and agreed that, with respect to the Securities Administrator as Assignee, the Securities Administrator is an assignee solely by reason of its capacity as securities administrator (and not in its individual capacity) and the Securities Administrator in its individual capacity shall have no obligation or liability for payment of any indebtedness or expenses and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transaction after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transaction prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transaction as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transaction as provided herein and perform its obligations under the Transaction and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transaction is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Dates no amounts are owed by the Assignor or Constant Party to the other under the Transaction to which this Agreement relates.

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4.  The parties hereby agree (a) to check this Confirmation (Reference No.: LTAA1707652700.1) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSCM, GSMMDP and Counterparty, with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

Very truly yours,
GOLDMAN SACHS CAPITAL MARKETS, L.P. By: Goldmans Sachs Capital Markets, L.L.C. General Partner By: /s/ Despina Karamoshos Name: Despina Karamoshos Title: Vice President

Agreed and Accepted By: GOLDMAN SACHS MORTGAGE COMPANY By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President
Agreed and Accepted By: GOLDMAN SACHS MISTUI MARINE DERIVATIVE PRODUCTS, L.P. By: GSMMDPGP, Inc., General Partner By: /s/ Richard Hempsell Name: Richard Hempsell Title: Vice President
Agreed and Accepted By:
Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to the GSAA Home Equity Trust 2007-8 Asset-Backed Certificates, Series 2007-8

By:   /s/ Martin Reed
Name:  Martin Reed
Title:     Vice President

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